Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KT High-Tech Marketing, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2018	By	/s/ Michael Mo
Michael Mo
Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2018	By	/s/ Simon Westbrook
Simon Westbrook
Chief Financial Officer
(Principal Accounting Officer)